Exhibit 99.4

INVESTOR 2019 DAY

ENGINES OF GROWTH: JANE HERTZMARK HUDIS GROUP PRESIDENT THE POWER OF DIGITAL AND DENNIS MCENIRY PRESIDENT, ELC ONLINE ECOMMERCE

OUR COMPANY IS CREATIVELY-DRIVEN AND CONSUMER-INSPIRED

DIGITAL IS POWERING OUR UNIQUE STRENGTHS

WE HAVE MADE A 180º SHIFT TO DIGITAL-FIRST MARKETING

MEDIA 75%OF ADVERTISING SPEND DIGITAL FROM 22% TO

POWERED BY 150K DIGITAL-FIRST ASSETS

[LOGO]

 I• 100% [ 9:41 AM Tue Oct 30 L BODY MER SK I COLO R CJ STORES I SPAS ACCOUNT (0) Enghsh v EMAIL SIGN UP 1 0. F.\C E (;(> I..I..I·<: :TI():\S J > J 'CO\ " JR 1 \ESTSII..I.ERS G IFTS •

[LOGO]

10X TRADITIONAL ROI VS. MEDIA

WE ARE FORGING AUTHENTIC INFLUENCER RELATIONSHIPS

WE ARE LEVERAGING OUR 100K+ BEAUTY ADVISORS

40% CONSUMERS BRAND CONTENT CREATED BY

DIGITALLY-ENABLED HEROES ARE ACCELERATING GROWTH

OUR ICONIC HEROES

OUR ICONIC HEROES 40-60% REPEAT PURCHASE 2-3X AVERAGE GROWTH

100+ HEROES IN OUR PORTFOLIO

NOW, WE ARE POISED TO SCALE OUR DIGITAL CAPABILITIES

OUR FUTURE IS POWERED BY 2X ADVERTISING SPEND

ENHANCED DATA CAPABILITIES = HIGHER ROI

DIGITAL DELIVERS GLOBAL REACH LIKE NEVER BEFORE

OUR GLOBAL REACH IS LOCALIZED

THIS UNIQUE MODEL POWERS OUR FUTURE

BEAUTY IS MADE FOR DIGITAL DIGITAL IS MADE FOR BEAUTY

TURNING TO ECOMMERCE

ESTÉE LAUDER GLOBAL ECOMMERCE COMPANIES ONLINE MARKET $2.8T +21% +29% 2018 RETAIL SALES CAGR OVER THE PAST 5 YEARS CAGR OVER THE PAST 5 YEARS* *Brand.com, retailer.com, and third-party platforms combined

20+YEARS OF ECOMMERCE EXPERIENCE #1 PLAYER IN ECOMMERCE, IN PRESTIGE BEAUTY $2.5B 2018 NET SALES

20+ YEARS

OF ECOMMERCE EXPEREMCE #1 PLAYER IN ECOMMERCE IN PRESTIGE BEAUTY $2.5B 2018 NET SALES

300+ BRAND.COM SITES 60+ ONLINE BOUTIQUES 1,600+ RETAILER.COM DOORS

ECOMMERCE IS HIGH-GROWTH DOUBLE-DIGIT GROWTH OVER THE NEXT 3 YEARS 33%+ EXPECTED ECOMMERCE PENETRATION

ECOMMERCE IS HIGHLY PROFITABLE AND ACCRETIVE

DOUBLING PROFITS EVERY ~3 YEARS

300+ BRAND.COM SITES

BRAND.COM 24/7 MEDIA PLATFORM IS A

UP TO x = 500M 9.5 BILLIONS VISITS MINUTES IN MEDIA VALUE

BRAND.COM IS OUR RICHEST SOURCE OF CONSUMER DATA 200K+ DATA POINTS DAILY

PROVIDING REAL-TIME, ACTIONABLE INSIGHTS

BRAND.COM + FREE-STANDING STORES = SEAMLESS OMNICHANNEL EXPERIENCE

OMNICHANNEL CONSUMERS GENERATE UP TO 3X VALUE

60+ ONLINE BOUTIQUES

WE ARE A TOP BEAUTY HOUSE ON TMALL

TMALL 10X GROWTH OVER PAST 4 YEARS $150M NET SALES ON 1 1/1 1/18

1,600+ RETAILER.COM DOORS

WE ARE THE #1 PLAYER ON RETAILER.COM, IN THE US & SELECT INTERNATIONAL MARKETS

WE ARE GROWING OUR INTERNATIONAL FOOTPRINT

SIGNIFICANT WHITE SPACE OPPORTUNITY

GEOGRAPHIC EXPANSION FROM 300+ BRAND SITES TO 360+ BRAND SITES

IMAGINE $2B ADDITIONAL SALES FROM INCREASING ECOMMERCE PENETRATION

A TECH COMPANY… …INSIDE A BEAUTY COMPANY

WE ARE INNOVATING HIGH-TOUCH BEAUTY ONLINE

80%+ 65% 50+ FEMALE MILLENNIAL MARKETS

OUR FUTURE: RECRUIT & RETAIN TO DOUBLE CONSUMER BASE EXPAND PROFIT MARGINS CONTINUE INNOVATION

#1 ECOMMERCE PLAYER PRESTIGE BEAUTY IN

BRINGING MODEL TO OUR LIFE

ESTÉE LAUDER

THE POWER OF OUR MODEL: ANR EYE SUPERCHARGED COMPLEX LAUNCH

LEVERAGED CHINA CONSUMER INSIGHTS

MAXIMIZED CHINA DIGITAL ECOSYSTEM: TRIAL, ENGAGEMENT, REPEAT

300 MILLION CONSUMERS THROUGH WEIBO AND WECHAT

80 MILLION FOLLOWERS ON INFLUENCER CHANNELS

600 MILLION CONSUMERS VIA TMALL

DISRUPTIVE BRAND EXPERIENCE ACROSS ALL TOUCHPOINTS

ON BRAND.COM AND TMALL

SAMPLING ONLINE AND OFFLINE

HALOED HERO SERUM: OVER 40% REPEAT IN CHINA THIS YEAR

HALOED HERO SERUM: 44% REPEAT IN CHINA THIS YEAR

UNIQUE OMNI MODEL LEVERAGES CHINA’S SCALE AND VELO CITY

FROM TO 60+ 650+ CITIES CITIES

HIGHEST BRICK AND MORTAR PRODUCTIVITY IN THE WORLD

ALSO DRIVES GROWTH IN TRAVEL RETAIL

THIS MODEL HAS TRANSFORMED THE ESTÉE LAUDER BRAND

ESTÉE LAUDER IS NOW 1/3 MILLENNIAL

ONE OF THE BIGGEST AND FASTEST GROWING BEAUTY BRANDS

OUR COMPANY IS SCALING THIS MODEL ACROSS ALL BRANDS, ALL MARKETS

DIGITAL AND ECOMMERCE UNLOCK FUTURE ENGINES OF GROWTH

ACCELERATES CONSUMER RECRUITING

ACCELERATES CONSUMER RECRUITING

UNLEASHES EMERGING MARKETS

SCALES NEW BRANDS AND BUSINESS MODELS FAST

SCALES NEW AND BRANDS BUSINESS MODELS FAST

SCALES NEW AND BRANDS BUSINESS MODELS FAST

SCALES NEW AND BRANDS BUSINESS MODELS FAST

SCALES NEW AND BRANDS BUSINESS MODELS FAST

ENGINES OF GROWTH: THE POWER OF DIGITAL AND ECOMMERCE

Exhibit 99.4



ESTĒE LAUDER COMPANIES
INVESTOR DAY
2019



ENGINES OF GROWTH: THE POWER OF DIGITAL AND ECOMMERCE

JANE HERTZMARK HUDIS
GROUP PRESIDENT

DENNIS MCENIRY
PRESIDENT, ELC ONLINE



OUR COMPANY IS
CREATIVELY-DRIVEN AND
CONSUMER-INSPIRED

DIGITAL IS POWERING OUR UNIQUE STRENGTHS


CLINIQUE
STORES
HELP
CLINIQUE
clinique iD
dramatically different

WE HAVE MADE A

180º

SHIFT TO DIGITAL-FIRST
MARKETING

DIGITAL MEDIA

FROM
22% TO
75% OF
ADVERTISING
SPEND


KNOW WHAT YOU'RE MADE OF
AVEDA
AVEDA
be curly.
KNOW WHAT WE'RE MADE OF
AVEDA

POWERED BY
150K
DIGITAL-FIRST ASSETS



RENAISSANCE
DE LA MER™
TOM FORD
AERIN
AEGEA BLOSSOM
AVEDA
cherry almond
LA MER
LE LABO
Love by Kilian
M·A·C
VERSICOLOUR


BOBBI BROWN
NEW MAKEUP SKIN GIFTING BESTSELLERS HOW TO
MODEL WEARS BARE RASPBERRY
BOBBI BROWN


9:41 AM Tue Oct 30
100%
English
EMAIL SIGN UP
LA MER
STORES / SPAS
ACCOUNT
(0)
CRÈME DE LA MER
BESTSELLERS
FACE
BODY
SKINCOLOR
GIFTS
COLLECTIONS
DISCOVER
Ways to Love La Mer
The Moisturizing Cool Gel Cream


9:41 AM Tue Oct 30
100%
Too Faced
Too Faced

10X

ROI VS. TRADITIONAL MEDIA

WE ARE FORGING AUTHENTIC INFLUENCER RELATIONSHIPS



WE ARE LEVERAGING OUR

100K+

BEAUTY ADVISORS



40%

BRAND CONTENT
CREATED BY
CONSUMERS



DIGITALLY-ENABLED HEROES

ARE ACCELERATING GROWTH

OUR ICONIC HEROES


ESTÉE LAUDER
ESTÉE LAUDER
Advanced Night Repair
Synchronized Recovery Complex II
Complexe de réparation synchronisée II
ESTĒE LAUDER
Double Wear
Stay-in-Place Makeup
Teint longue tenue intransférable
SPF 10
CLINIQUE
dramatically different moisturizing lotion+
émulsion hydratante tellement différente
VERY DRY TO DRY COMBINATION

OUR ICONIC HEROES

40-60%
REPEAT PURCHASE

2-3X
AVERAGE GROWTH


CRÈME DE LA MER™
LA MER
moisturizing cream
crème régénération intense

100+

HEROES IN OUR PORTFOLIO

NOW,
WE ARE POISED TO
SCALE OUR DIGITAL CAPABILITIES



TF
TF
TF

OUR FUTURE IS POWERED BY

2X

ADVERTISING SPEND



ENHANCED DATA CAPABILITIES

=

HIGHER ROI

DIGITAL DELIVERS GLOBAL REACH LIKE NEVER BEFORE


M·A·C
YENİYIL
YENİLER
ÜRÜNLER
ÇOK SATANLAR
KEŞFET
DAHA FAZLA
MAC GİRLS
MAC Girls ailesinin yeni üyeleriyle tanış. Yeni paletlerin göz alıcı renklerini, rujları ve dudak parlatıcılarını keşfet! Smarty Pants'in aklıbaşında doğal ve metalik renkleri ile gününü şenlendir. Pretty Punk'ın çarpıcı metalik neon renkleri ile stilini
POWDER KİSS RUJ
Mat yapı şimdi yeni yorumuyla karşında! Sofistike renkler ile backstage görünümlerin vazgeçilmezi olan romantik sonucu elde et! Dağılmış, iz kalmış gibi duran mat dudak görünümü ile trendi yakala. Yeni
KAJAL CRAYON
Kajal Crayon ile çekici bakışlar elde et! Zengin pigmentli formülü ile tek uygulamada kusursuz görünüme ulaş.
SATIN AL

OUR GLOBAL REACH IS *LOCALIZED*


#ELCfamily
#ELCfamily

THIS UNIQUE MODEL POWERS OUR FUTURE



BEAUTY IS MADE FOR
DIGITAL

DIGITAL IS MADE FOR
BEAUTY

TURNING TO *ECOMMERCE*

GLOBAL ECOMMERCE MARKET

$2.8T
2018
RETAIL SALES

+21%
CAGR OVER
THE PAST 5 YEARS

ESTÉE LAUDER COMPANIES ONLINE

+29%
CAGR OVER
THE PAST 5 YEARS*

*Brand.com, retailer.com, and third-party platforms combined

20+ YEARS
OF ECOMMERCE EXPERIENCE

#1 PLAYER
IN ECOMMERCE,
IN PRESTIGE BEAUTY

$2.5B
2018 NET SALES


CLINIQUE
Dramatically Different™ Moisturizing Lotion+
CLINIQUE

300+
BRAND.COM SITES

60+
ONLINE BOUTIQUES

1,600+
RETAILER.COM DOORS


DARPHIN
LEARN MORE
新年快樂
ESTĒE LAUDER
Prep. Conceal. Go.
NEW DOUBLE WEAR
INSTANT FIX CONCEALER
SANTAL 26
ROSE 31
ABOUT THE BRAND
AERIN
CLINIQUE
create your custom-blend hydrator
HYPER REAL GLOW
LE LABO
SHADES OF LOVE
GENAISSANCE DE LA MER

ECOMMERCE IS HIGH-GROWTH

DOUBLE-DIGIT GROWTH
OVER THE NEXT 3 YEARS

33%+
EXPECTED ECOMMERCE PENETRATION


JO MALONE
LONDON
CHECKOUT (0)

ECOMMERCE IS HIGHLY

PROFITABLE AND ACCRETIVE

DOUBLING PROFITS
EVERY ~3 YEARS


Kilian
Woman in Gold by Kilian
Gold Knight by Kilian

300+

BRAND.COM SITES

BRAND.COM IS A
24/7 MEDIA PLATFORM


BOBBI BROWN
NEW
MAKEUP
SKIN
GIFTING
BESTSELLERS
HOW TO
MODEL WEARS BARE RASPBERRY

UPTO

500M × 9.5 = BILLIONS

VISITS · MINUTES · IN MEDIA VALUE

BRAND.COM IS OUR RICHEST SOURCE OF *CONSUMER DATA*



ESTĒE LAUDER
SKINCARE MAKEUP FRAGRANCE RE-NUTRIV AERIN BEST SELLERS NEW GIFTS TRENDING ESTĒE STORIES
SIGN IN
24-HOUR WEAR
MATTE FINISH
MEDIUM-TO-FULL COVERAGE
COOL, NEUTRAL & WARM UNDERTONES
LOOKS FLAWLESS, NATURAL
OIL FREE & SHINE CONTROL
Double Wear
Stay-in-Place Makeup
1.0 oz. $42.00
SELECT SHADE

200K+

DATA POINTS DAILY

PROVIDING REAL-TIME, ACTIONABLE INSIGHTS


ENJOY FREE SHIPPING & EXCLUSIVE FREE SAMPLES
BOBBI BROWN
PERFECT FOR YOU
We've hand-picked some favorites we think you'll love.
IF YOU LOVED
VITAMIN ENRICHED FACE BASE
SHOP NOW
YOU'VE GOTTA TRY


Hi Alexandra,
STATUS: 450 POINTS | LEVEL 2: BE ENTHUSIASTIC
ESTĒE LAUDER
Love Your Samples?
Bigger is better! Now that you've tried your recent Estée Lauder samples, purchase the full size to keep the benefits going and earn E-List points.


AVEDA
THE ART AND SCIENCE OF PURE FLOWER AND PLANT ESSENCES
HAIR CARE
VIDEOS
SKIN CARE
BEST SELLERS
YOU FORGOT SOMETHING
We saved your shopping cart from your recent visit
LET'S MAKE IT EASIER
You'll get FREE shipping on your purchase. Enter offer code FREESHIP at checkout.*
SHOP NOW
CHERRY ALMOND SOFTENING SHAMPOO
SHOP NOW

BRAND.COM

+

FREE-STANDING STORES

=

SEAMLESS OMNICHANNEL EXPERIENCE


ENJOY OUR SIGNATURE GIFT WRAP WITH ALL ONLINE ORDERS. LEARN MORE
JO MALONE
LONDON
GIFTS
WHAT'S NEW
SCENTS & PRODUCTS
FAVOURITES
MEN'S
MAGAZINE
BOUTIQUES
PEONY & BLUSH SUEDE COLOGNE
ADD ENGRAVING
BUY ONLINE,
PICK-UP IN STORE
See Availability
TASTING NOTES

OMNICHANNEL CONSUMERS GENERATE UP TO

3X VALUE



ESTĒE LAUDER
SIGN IN
THE
estée e-list
LOYALTY PROGRAM
Your front row seat
to the best in beauty.

60+

ONLINE BOUTIQUES

WE ARE A

TOP BEAUTY HOUSE

ON TMALL



分类
Estee Lauder雅诗兰黛官方旗舰店
品牌旗舰店
收藏
872.5万
粉丝
首页
全部商品
上新
互动吧
抗氧*保湿 水润鲜活
全新 鲜活亮采面霜
保湿力强，肌肤鲜活在线
ESTĒE LAUDER
Nutritious

TMALL

10X GROWTH

OVER PAST 4 YEARS

$150M

NET SALES ON 11/11/18


LA MER
LA MER海蓝之谜官方旗舰店
品牌旗舰店
收藏
381.2万
粉丝
首页
全部商品
上新
互动吧
TIME STANDS STILL
鎏金焕变 逾越时空
海蓝之谜鎏金焕颜系列
LA MER

1,600+

RETAILER.COM DOORS

WE ARE THE
#1
PLAYER
ON RETAILER.COM,
IN THE US & SELECT
INTERNATIONAL MARKETS


Video
saks

WE ARE GROWING OUR *INTERNATIONAL FOOTPRINT*



Photo
asos

SIGNIFICANT

WHITE SPACE

OPPORTUNITY

GEOGRAPHIC EXPANSION

FROM
300+
BRAND SITES

TO
360+
BRAND SITES


МЕНЮ
Kilian
0
Love
by
Kilian
don't be shy
Love, don't be shy

IMAGINE

$2B

ADDITIONAL SALES
FROM INCREASING
ECOMMERCE PENETRATION



FREE SHIPPING ON ALL ORDERS! USE CODE YOLO AT CHECKOUT.
MY M·A·C
M·A·C VERSICOLOUR VARNISH
تنساب تركيبته الخفيفة كالماء بشكل كريمي لتمنح الشفاه راحة وتغطية كاملة ومشبعة تدوم لوقت طويل مع لمسة نهائية ندية ومتجددة على الدوام
تسوقي الآن
FREE SHIPPING ON ALL ORDERS! USE CODE YOLO AT CHECKOUT.
MY M·A·C
PREPARE-SE PARA O CARNAVAL
CARNAVAL
LANÇAMENTO
GLITTER

A TECH COMPANY...

...INSIDE A BEAUTY COMPANY

WE ARE

INNOVATING HIGH-TOUCH BEAUTY ONLINE


CLINIQUE



80%+
FEMALE

65%
MILLENNIAL

50+
MARKETS

OUR FUTURE:

RECRUIT & RETAIN TO DOUBLE CONSUMER BASE

EXPAND PROFIT MARGINS

CONTINUE INNOVATION


AVEDA
DARPHIN
LEARN MORE
AERIN
CLINIQUE
create your custom-blend hydrator
ESTĒE LAUDER
GENAISSANCE DE LA MER™
M·A·C VERSICOLOUR VARNISH
smashbox
ABOUT THE BRAND
LE LABO
BECCA

#1 ECOMMERCE PLAYER

IN PRESTIGE BEAUTY

BRINGING *OUR MODEL TO LIFE*

ESTÉE LAUDER



THE POWER OF OUR MODEL:
ANR EYE SUPERCHARGED COMPLEX LAUNCH


ESTĒE LAUDER
Advanced Night Repair

LEVERAGED CHINA *CONSUMER INSIGHTS*


ESTĒE LAUDER
雅诗兰黛

MAXIMIZED *CHINA DIGITAL ECOSYSTEM:* TRIAL, ENGAGEMENT, REPEAT

300 MILLION CONSUMERS THROUGH WEIBO AND WECHAT


ESTĒE LAUDER
雅诗兰黛
Warning!
蓝光警报来袭
一键解除蓝光警报
64%
1/3
12点
3.1集
微博
加班狂人"朝9晚9"，
54%
57分钟
信息填写
即刻申领 抗蓝光眼霜双片体验装
手机
确认提交

80 MILLION
FOLLOWERS
ON INFLUENCER CHANNELS



600 MILLION
CONSUMERS
VIA TMALL


“刷屏不怕黑眼圈”
水·亮·弹·嫩
NEW.小棕瓶“抗蓝光”眼霜*
重磅新品
ESTĒE LAUDER
网购
自拍
追剧
加班
嗨聊
手游

DISRUPTIVE
BRAND
EXPERIENCE
ACROSS ALL
TOUCHPOINTS

ON BRAND.COM
AND TMALL


ESTĒE LAUDER
AERIN
ESTĒE STORIES
NEW全新
科学发现 揭秘蓝光
蓝光伤害"深乱强"，透支年轻眼龄!
蓝光照射1小时，肌肤自我修护力下降60%！
「质地升级」
轻盈凝霜质地 快速吸收
吸收更快更深
修护直达肌底
水嫩，透亮，匀净
黑眼圈、干纹、细纹
一一挥别

SAMPLING ONLINE AND OFFLINE


EE LAUDER

IN FREESTANDING STORES AND DEPARTMENT STORES



ESTĒE LAUDER
雅诗兰黛率先发现

HALOED HERO SERUM:

OVER 40% REPEAT IN CHINA THIS YEAR


ESTĒE LAUDER
Advanced Night Repair Eye Concentrate Matrix
Synchronized Recovery
ESTĒE LAUDER
Advanced Night Repair
Synchronized Recovery Complex II
ESTĒE LAUDER
Advanced Night Repair Eye Supercharged Complex
Synchronized Recovery

UNIQUE

OMNI MODEL

LEVERAGES

CHINA'S SCALE AND

VELOCITY

FROM

60+ CITIES

▶

TO

650+ CITIES

HIGHEST
BRICK AND MORTAR
PRODUCTIVITY
IN THE WORLD

ALSO DRIVES GROWTH IN *TRAVEL RETAIL*



ESTĒE LAUDER
NEW
The sparkle of youth is in your eyes
Advanced Night Repair Eye
ARE YOU SEEING BLUE?
全新
Advanced Night Repair Eye
NEW
全新

THIS MODEL HAS
TRANSFORMED
THE ESTÉE LAUDER BRAND

ESTÉE LAUDER
IS NOW
1/3
MILLENNIAL



ONE OF THE BIGGEST

AND FASTEST GROWING BEAUTY BRANDS


Double Wear or nothing.
24-hour wear. 42 shades.
Flawless, natural, matte.
For millions of women, nothing else will do.
ESTĒE LAUDER
esteelauder.com

OUR COMPANY IS SCALING THIS MODEL ACROSS *ALL BRANDS, ALL MARKETS*



DIGITAL AND ECOMMERCE *UNLOCK FUTURE ENGINES* OF GROWTH

ACCELERATES
CONSUMER
RECRUITING



ACCELERATES
CONSUMER
RECRUITING



UNLEASHES EMERGING MARKETS





SCALES

NEW BRANDS AND
BUSINESS MODELS FAST

SCALES
NEW BRANDS AND BUSINESS MODELS FAST


Voulez-vous coucher avec Moi
by Kilian

SCALES
NEW BRANDS
AND BUSINESS
MODELS FAST


SANTAL 33
100ml 3,4 FL.OZ.
natural spray
Compounded in our lab
11/01/17
your name here
LE LABO
GRASSE - NEW YORK
SANTAL 33

SCALES
NEW BRANDS AND BUSINESS MODELS FAST



BECCA

SCALES
NEW BRANDS AND BUSINESS MODELS FAST


Too Faced
Peach Perfect
COMFORT MATTE FOUNDATION
Infused With Peach & Sweet Fig Cream
OIL-FREE
Peach Perfect

ENGINES OF GROWTH:
THE POWER OF DIGITAL AND ECOMMERCE

FORWARD-LOOKING INFORMATION AND NON-GAAP DISCLOSURES

Statements in the Investor Day presentations, including remarks by the CEO and other members of management, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may address our expectations regarding sales, earnings or other future financial performance and liquidity, product introductions, entry into new geographic regions, information technology initiatives, new methods of sale, our long-term strategy, restructuring and other charges and resulting cost savings, and future operations or operating results. These statements may contain words like "expect," "will," "will likely result," "would," "believe," "estimate," "planned," "plans," "intends," "may," "should," "could," "anticipate," "estimate," "project," "projected," "forecast," and "forecasted" or similar expressions. Factors that could cause actual results to differ materially from our forward-looking statements are described in our Investor Day materials as well as the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company assumes no responsibility to update forward-looking statements made herein or otherwise.

Our Investor Day materials also include non-GAAP financial measures. We use certain non-GAAP financial measures, among other financial measures, to evaluate our operating performance, which represent the manner in which we conduct and view our business. Management believes that excluding certain items that are not comparable from period to period, or do not reflect our underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period to period. Our non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While we consider the non-GAAP measures useful in analyzing our results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP. Information about GAAP and non-GAAP financial measures, including reconciliation information, is included in our Investor Day materials as well as on the Investors area of the Company's website, www.elcompanies.com, under the heading "GAAP Reconciliation."

